UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  March 24, 2011

PIONEER POWER SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-155375	27-1347616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Parker Plaza 400 Kelby Street, 9th Floor Fort Lee, New Jersey	07024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 867-0700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2011, our board of directors voted to increase the size of our board of directors from seven directors to eight directors, formed an audit committee and appointed Ian Ross as a director and as the chairman of the audit committee for a term expiring at our next meeting of stockholders. The board determined that Mr. Ross qualifies as an “independent director,” as defined by Section 5605(a)(2) of the rules of the Nasdaq Stock Market and as an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER POWER SOLUTIONS, INC.

Dated: March 29, 2011	By:	/s/ Andrew Minkow
		Name:	Andrew Minkow
		Title:	Chief Financial Officer